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                                                                   EXHIBIT 10.2

                                 IMMUNOGEN, INC.

                             REGISTRATION AGREEMENT


     THIS AGREEMENT, is made as of December 9, 1997 among ImmunoGen, Inc., a Massachusetts Corporation (the "Company"), Biotechnology Venture Partners, L.P. ("BVP"), a _____________ limited partnership, Biotechnology Value Fund, L.P. ("BVF 1"), a Delaware limited partnership, Biotechnology Value Fund, Ltd. ("BVF 2"), a ________________________ and Investment 10 L.L.C. ("I10"), a
_____________ limited liability company (collectively, BVP, BVF 1, BVF 2, and (I10 are referred to as the "Investor").

     The parties to this Agreement are parties to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the Investor to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

     The parties hereto agree as follows:

     1.   DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION. For a period of two (2) years following the first issuance of the Registrable Securities, either the Investor or any of its affiliates holding Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities, provided, however, that only one such request may be made with respect to registration of the Initial Registrable Securities and only one such request may be made with respect to the registration of the Additional Registrable Securities. Each such registration shall be on Form S-1 or any similar long-form registration for which the Company may qualify; provided that the Company may, at its election, register all or any portion of such Registrable Securities on Form S-2 or S-3 or any similar short-form registration if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and other holders of ImmunoGen Common Stock having piggyback registration rights and shall include in such registration all Registrable Securities and such other securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

          (b) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be


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sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested to be registered by each such holder, and thereafter shall include other securities on the same pro rata basis.

          (c) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous registration. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any material transaction, including a strategic collaboration, a financing transaction, an acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, the Company shall pay all Registration Expenses in connection with such registration.

          (d) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities initially requesting a Demand Registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

     2.   PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. For a period of four (4) years following the first issuance of Registrable Securities, whenever the Company proposes to register any of its securities under the Securities Act other than pursuant to a Demand Registration, and the registration form to be used (other than a registration on a Form S-8, Form S-4 or any successor form thereto) may be used for the resale registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within seven (7) days after the receipt of the Company's notice, subject to Sections 2(c) and (d) hereof.

          (b) PIGGYBACK EXPENSES. If the Company proposes to sell any of its securities in a Piggyback Registration, the Registration Expenses of the holders of Registrable Securities in connection with such Piggyback Registration shall be paid by the Company. In all other Piggyback Registrations, the holders of Registrable Securities shall pay their share of the Registration Expenses of such registration as provided in paragraph 5 hereof.



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          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, if any, the Registrable Securities requested to be included in such registration and other securities the Company is obligated to include in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and, (ii) second, if any, the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder.

          (e) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until
(i) all securities registered under such registration statement have been sold or (ii) sixty (60) days after the effective date of such previous registration, whichever occurs earlier.

     3.   HOLDBACK AGREEMENTS.

          (a) Each holder of Registrable Securities shall not effect any sale, distribution or other disposition (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form



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S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

     4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration for resale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) subject to Section 1(c) hereof, prepare and file with the Securities and Exchange Commission within ninety (90) days from the date of demand a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days (or for such shorter period of time as the underwriters need to complete the distribution of a registered offering or until the securities are actually sold) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains


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an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) use its reasonable efforts to (i) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq Stock Market's National Market and (ii) without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; PROVIDED, HOWEVER, that any information that is determined in good faith by the Company to be of a confidential nature at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such person; or (iv) such information becomes available to such person from a source other than the Company and such source is not known by such person to be bound by a confidentiality agreement with the Company;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any ImmunoGen Common Stock included in such


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registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least fifty percent (50%) of the securities covered by such registration statement);

          (m) the Company may require each seller of the Registrable Securities to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the registration statement and the Company may exclude from such registration the Registrable Securities of any such holder who unreasonably fails to furnish such information within a reasonable time after receiving such request;

     The holders of any Registrable Securities covenant and agree that (i) they will not sell any Registrable Securities under the registration statement until they have received copies of the prospectus as then amended or supplemented as contemplated in Section 4(b) and notice from the Company that such registration statement and any post-effective amendments thereto have become effective and
(ii) the Purchaser and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the registration statement.

     Each holder of Registrable Securities agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(e) or 4(k), such holder will forthwith discontinue disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented prospectus and/or amended registration statement contemplated by Section 4(b), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or registration statement.

     5.   REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, the expense of any audit of quarterly or interim financial data required to be included in the registration statement, and fees and disbursements of counsel for the Company and all independent certified public accountants, and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing


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the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on The Nasdaq Stock Market; PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear any portion of (i) the underwriter's commissions or discounts or transfer taxes attributable to the Registrable Securities being offered and sold by the holders of such Registrable Securities, or (ii) the fees and expenses of counsel, accountants or other professionals or agents for the holders of Registrable Securities in connection with the registration of Registrable Securities, or (iii) the fees and expenses of any counsel or accounting firm retained by the underwriters in connection with an underwritten offering of the Registrable Securities and the costs of any determination (but not filing) by the underwriters of the eligibility of the Registrable Securities for investment under the applicable state securities law.

          (b) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne pro rata by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.   INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, agents and employees and each person who controls the Company (within the meaning of the Securities Act) and the directors, officers, agents and employees of such controlling persons against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated



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therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any such person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses for more than one counsel for all parties indemnified by such indemnifying party with respect to such claim or related claims.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The parties also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such indemnified party in the event that indemnification hereunder is unavailable for any reason.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting agreements approved by the person or persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

     8.   DEFINITIONS.

          (a) "REGISTRABLE SECURITIES" means (i) any common stock, par value $.01 per share ("ImmunoGen Common Stock"), of the Company issued upon the conversion of the Series E Preferred Convertible Preferred Stock, $.01 par value per share ("Series E Preferred Stock"), of the Company acquired by BVF pursuant to the Purchase Agreement (such ImmunoGen Common Stock being sometimes referred to herein as the ("Initial Registrable Securities"), and (ii) any shares of ImmunoGen Common Stock issued upon conversion of the new series of Preferred Stock issuable pursuant to Section 5.D.2. of the Description and Designation of Series E


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Preferred Stock attached as Exhibit A to the Purchase Agreement (such ImmunoGen
Common Stock being sometimes referred to herein as the "Additional Registrable Securities"), (iii) any ImmunoGen Common Stock issued or issuable with respect to the securities referred to in Clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker or dealer or to a market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary, or when they are eligible to be sold in compliance with Rule 144 under the Securities Act. For purposes of this Agreement, a person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          (b) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

     9.   MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

          (c) REMEDIES. Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least fifty percent (50%) of the Registrable Securities.


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          (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities who is an affiliate of BVF.

          (f) INCORPORATION OF PURCHASE AGREEMENT PROVISIONS. The paragraphs entitled "Severability," "Counterparts," "Headings and Captions," "Notices" and "Governing Law" of the Purchase Agreement are hereby incorporated in this Agreement by reference and made a part hereof, except that the provisions of such paragraphs shall refer to this Agreement rather than the Purchase Agreement and shall continue to apply hereto regardless of whether the Purchase Agreement is no longer in effect.

          (g) NON-TRANSFERABILITY. BVF's rights and obligations under this Agreement shall not be transferable to an other party under any circumstances, whether by operation of law or otherwise (other than to an entity into which BVF has been merged or which has acquired substantially all of the assets of BVF); provided that BVF shall have the right to transfer its rights and obligations hereunder to its affiliates (as such term is defined in Rule 144 under the Securities Act) in connection with a permitted transfer of Registrable Securities to such affiliates, so long as such affiliates agree in writing to be bound by the terms of this Agreement.



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     IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

                                      BIOTECHNOLOGY VENTURE
                                      PARTNERS, L.P.

                                      By: BVF Partners L.P., its general partner

                                               By BVF, Inc. its general partner


                                      By: /s/ Mark N. Lampert
                                          -------------------------------------
                                          Mark N. Lampert, President

                                      BIOTECHNOLOGY VALUE FUND, L.P.

                                      By: BVF Partners L.P., its general partner

                                               By BVF, Inc. its general partner


                                      By: /s/ Mark N. Lampert
                                          -------------------------------------
                                          Mark N. Lampert, President

                                      BIOTECHNOLOGY VALUE FUND, LTD.



                                      By: /s/ Mark N. Lampert
                                          -------------------------------------
                                          Mark N. Lampert, Director




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



                                      INVESTMENT 10 L.L.C.

                                      By:  Grosvenor Multi-Strategy Fund, L.P.,
                                      its Member

                                      By:  Grosvenor Capital Management, L.P.,
                                      its general partner

                                      By:  Grosvenor Capital Management, Inc.,
                                      its general partner


                                      /s/ Paul Meister
                                      -----------------------------------------
                                      Paul Meister, Vice President





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



                                      IMMUNOGEN, INC.



                                      By: /s/ Mitchel Sayare
                                          -------------------------------------
                                          Mitchel Sayare
                                      Its: Chief Executive Officer




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